UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of the earliest event reported: OCTOBER 28, 2003
                                                   ----------------


                           BIO-KEY INTERNATIONAL, INC.

        (Exact Name of Small Business Issuer as Specified in Its Charter)


                         Commission file number: 1-13463
                                                 -------


                   MINNESOTA                               41-1741861
         ------------------------------               ----------------------
         (State or Other Jurisdiction of                 (IRS Employer
         Incorporation of Organization)               Identification Number)


                          1285 CORPORATE CENTER DRIVE,
                          SUITE # 175, EAGAN, MN 55121
                          ----------------------------
                    (Address of Principal Executive Offices)


                                 (651) 687-0414
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

BIO-Key International, Inc. (the "Company") hereby furnishes the following exhibit:

          99.1 Press release, dated October 28, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 12, 2003, the Company issued a press release summarizing certain of the Company's results of operations and financial condition for the third fiscal quarter ended September 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BIO-KEY INTERNATIONAL, INC.


Dated: October 29, 2003                          /s/ Gary E. Wendt
                                                 -----------------
                                                 Gary E. Wendt
                                                 Chief Financial Officer